Jundt

   "with innovation

Growth

    comes growth,

Fund

    creating new



    and dynamic

Annual Report

    investment

December 31, 1995

    opportunities"










This report is not authorized for use in connection with an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

General information regarding the Fund's portfolio, updated monthly, is available by calling Princeton Administrators, L.P., at 1-800-543-6217 or 1-609-282-4600.

Printed on Recycled Paper





LETTER TO SHAREHOLDERS


Jundt

Growth Fund







DEAR SHAREHOLDER,

Reorganization
We will remember this past year not only as a year of robust growth in the United States stock markets, but also as a year of reorganization for The Jundt Growth Fund and its shareholders.
       The Fund was organized in 1991 as a closed-end fund. Recognizing that shares of closed-end equity funds typically trade in the market at a discount to net asset value (NAV), the Fund's Board of Directors has always been committed to offering shareholders that need or desire to sell their shares with a periodic means of realizing the full value of their shares. To provide this means, the Fund conducted annual tender offers, allowing Fund shareholders to periodically redeem their shares at NAV. However, these tender offers proved to be unsuccessful in addressing the market discount problem and resulted in a substantial reduction of the Fund's asset base.
       In keeping with its commitment to Fund shareholders, in 1995 the Board of Directors recommended the conversion of the Fund to an open-end (mutual) fund, to allow redemptions of Fund shares each business day at NAV. In August, Fund shareholders approved the Fund's conversion, and the conversion was effective on December 29, 1995. As a mutual fund, shares of the Fund no longer trade on the New York Stock Exchange. The NAV of the Fund's Class A shares is now quoted daily in the mutual fund section of most major newspapers. (Shares of the closed-end fund were converted into Class A shares.) For brokers and financial advisers, the new quote symbol for the Fund's Class A shares is JGFAX.
       The Fund's growth-oriented investment objective remains unchanged. The Fund's focus remains on 30 to 50 of what we believe are the fastest growing companies in America, with an emphasis on companies with annual revenues in excess of $750 million.

Review of 1995 and Outlook for 1996
While growth stocks are often perceived by investors as a homogeneous group, 1995 was a year in which there was significant disparity in the performance of various growth rate categories. This is shown graphically in the chart on the next page.




LETTER TO SHAREHOLDERS (CONCLUDED)


RUSSELL 1000 GROWTH INDEX


1995 PERFORMANCE-EARNINGS
GROWTH CATAGORIES


* In 1995, a strategy which emphasized the fastest growing companies underperformed slower growing companies significantly.

* The highest earnings growth sector (column 5) underperformed the overall index (column 1) by 9.7% in 1995. This represents underperformance due to style.


  A bar chart illustrating the following percentages:

  Overall Index                 37.2%
  8--12% Earnings Growth        39.2%
  12--16% Earnings Growth       40.7%
  16--20% Earnings Growth       36.6%
  20%+ Earnings Growth          27.5%


  Source: Diversified Investment Advisors, Inc. Compiled data supplied by Vestek Systems, Inc.

       For the past four years, equity investors focused on cyclical companies whose operations benefited from an economic recovery, declining interest rates and a weak dollar. In the current economic environment of slow growth, modest inflation, low interest rates and slowing corporate profits, we believe the outlook for growth stocks remains very bright. We further believe the Fund's focus on companies with the fastest rates of revenue growth best positions the Fund to perform very strongly relative to its peer group.
       Thank you for your ongoing loyalty and confidence. Your Board of Directors and I look forward to continuing to serve you.


Sincerely,



(James R. Jundt)
James R. Jundt
Chairman





PERFORMANCE DATA


JUNDT GROWTH FUND, INC.                                      DECEMBER 31, 1995


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Russell 1000 Growth Index.

Beginning and ending values are:

                                       09/03/91*       12/31/95
Jundt Growth Fund, Inc.--

Class A Shares++                       $ 9,475         $13,039

Russell 1000 Growth Index++++          $10,000         $17,035

[FN]
   *Commencement of operations as a closed-end fund.
  ++The Jundt Growth Fund, Inc. invests in a diversified portfolio of equity securities. The total return for Class A shares is based upon a hypothetical investment in Class A shares at the Fund's inception on September 3, 1991, restated (except as noted) to reflect the maximum initial sales load charged on Class A shares (5.25%). Total return on Class A shares prior to December 29, 1995 reflects performance of the Fund as a closed-end fund. As an open-end fund, the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Total return assumes reinvestment of all dividends and distributions.
++++This unmanaged broad-based Index is comprised of a representative sampling of the common stocks of 1,000 of the largest publicly traded companies domiciled in the United States.

    Past performance is not predictive of future performance.





AVERAGE ANNUAL TOTAL RETURN**

                                   RETURN WITHOUT     RETURN WITH
CLASS A SHARES                       SALES CHARGE    SALES CHARGE

Year Ended 12/31/95                        17.81%          11.63%

Fund's inception (9/03/91)
through 12/31/95                            7.65%           6.32%

[FN]
**Performance results for per share net asset value of Class A shares prior to December 29, 1995 are for the period when the Fund was closed-end. See footnotes to the preceding graph for a discussion of the presentation of total return.





JUNDT ASSOCIATES' APPROACH TO GROWTH STOCK INVESTING


Jundt

Growth Fund

JUNDT ASSOCIATES IS GROWTH-ORIENTED; OUR FOCUS IS ON COMPANIES generating significant revenue increases. We believe the U.S. economy's heterogeneous nature and multi-trillion dollar size generally afford investors significant growth opportunities. We emphasize the fundamental prospects of individual companies rather than macroeconomic trends. Concentration is placed on larger-capitalization companies, with at least half the equity securities consisting of companies with annual revenues over $750 million. Within these parameters, the Fund's mission is to establish equity positions in 30 to 50 of what we believe are the fastest growing corporations in America. Particular emphasis is placed on companies which we believe will achieve annual rates of revenue growth of 15% or greater. Historically, the portfolios which we have managed have been invested in companies having a composite annual revenue growth rate of 20% to 30%.







BIOGRAPHIES




PHOTO APPEARS HERE


JAMES R. JUNDT, C.F.A.

BA--GONZAGA UNIVERSITY
NEW YORK UNIVERSITY
GRADUATE SCHOOL OF
BUSINESS

32 years of professional experience. Founded Jundt Associates in 1982. Previously with St. Paul Advisers, Inc. (now known as Fortis Advisers, Inc.), St. Paul, Minnesota, Investors Diver-sified Services, Inc. (now known as American Express Financial Advisers, Inc.), Minneapolis, Minnesota, and Merrill Lynch, Pierce, Fenner & Smith Inc., New York, New York.
       Work experience includes security analysis, supervisory research activity, and portfolio management.

PHOTO APPEARS HERE


DONALD M. LONGLET, C.F.A.

BA--UNIVERSITY OF
MINNESOTA

28 years of professional experience. Joined Jundt Associates in 1989. Previously with AMEV Advisers, Inc. (now known as Fortis Advisers, Inc.), St. Paul, Minnesota, and Northwestern National Bank of Minneapolis (now known as Norwest Bank Minnesota, National Association), Minneapolis, Minnesota.
       Work experience includes security analysis and portfolio management of pension plans and mutual funds.




PHOTO APPEARS HERE


THOMAS L. PRESS

BS--UNIVERSITY OF
MINNESOTA
MBA--ST. THOMAS
UNIVERSITY

11 years of professional experience. Joined Jundt Associates in 1993. Previously with Investment Advisers, Inc., Minneapolis, Minnesota (where he served as co-manager of IAI Emerging Growth Fund, a small capitalization equity mutual fund), Morgan Stanley & Co., Inc., Chicago, Illinois, and Salomon Brothers, Inc., Chicago, Illinois.
       Work experience includes security analysis, sales, and portfolio management of pension plans and mutual funds.




PHOTO APPEARS HERE


MARCUS E. JUNDT

BA--GONZAGA
UNIVERSITY

9 years of professional experience. Joined Jundt Associates in 1992. Previously with Victoria Investors, Los Angeles, California, and
Cargill Investor Services (on the floor of the Chicago Mercantile
Exchange).
       Work experience includes security analysis.

DIRECTORS

John E. Clute
Dean and Professor
Gonzaga University
School of Law

Floyd Hall
Chairman, President and
Chief Executive Officer
K Mart Corporation

James R. Jundt
Director and
Chairman of the Board
Jundt Associates, Inc.

Demetre M. Nicoloff
Surgeon
Cardiac Surgical
Associates, P.A.

Darrell R. Wells
Managing Director
Security Management
Company




OFFICERS

James R. Jundt
Chairman, President and
Chief Executive Officer

Donald M. Longlet
Vice President and
Treasurer

James E. Nicholson
Secretary

SCHEDULE OF INVESTMENTS

JUNDT GROWTH FUND, INC.                                                         DECEMBER 31, 1995
  COMMON STOCKS

INDUSTRY                                                NUMBER                             MARKET
DESCRIPTION AND ISSUE                                OF SHARES            COST          VALUE (a)
  CLIENT SERVER SOFTWARE (4.7%)

HBO & Co.                                               48,000    $  3,699,951       $  3,678,000
Peoplesoft Inc. (b)                                     68,900       3,002,590          2,962,700
                                                                   ------------------------------
                                                                     6,702,541          6,640,700
                                                                   ------------------------------

  COMPUTER SERVICES/SOFTWARE (26.4%)

3Com Corp. (b)                                         144,200       6,470,925          6,723,325
Cascade Communications Corp. (b)                        34,600       2,982,975          2,949,650
cisco Systems, Inc. (b)                                 91,300       7,229,337          6,813,262
Informix Corp. (b)                                     220,800       5,861,883          6,624,000
Microsoft Corp. (b)                                     73,500       6,767,302          6,449,625
Oracle Systems Corp. (b)                               119,750       5,599,177          5,074,406
Sybase, Inc. (b)                                        67,900       2,643,236          2,444,400
                                                                   ------------------------------
                                                                    37,554,835         37,078,668
                                                                   ------------------------------

  ELECTRONICS (6.5%)

Hewlett Packard Co.                                     63,100       5,856,788          5,284,625
Intel Corp.                                             67,200       4,268,700          3,813,600
                                                                   ------------------------------
                                                                    10,125,488          9,098,225
                                                                   ------------------------------

  INTERACTIVE MEDIA (3.5%)

CUC International, Inc. (b)                            144,600       5,174,511          4,934,475

  INTERNET TECHNOLOGY (10.9%)

H & R Block, Inc.                                      134,400       5,482,128          5,443,200
Intuit, Inc. (b)                                        60,100       4,872,745          4,687,800
Netcom On-Line Communication Services Inc. (b)          45,800       3,186,990          1,648,800
Netscape Communications Corp. (b)                       25,600       3,240,845          3,558,400
                                                                   ------------------------------
                                                                    16,782,708         15,338,200
                                                                   ------------------------------



See accompanying notes to schedule of investments.

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNDT GROWTH FUND, INC.                                                         DECEMBER 31, 1995
  COMMON STOCKS (CONTINUED)

INDUSTRY                                                NUMBER                             MARKET
DESCRIPTION AND ISSUE                                OF SHARES            COST          VALUE (a)
  MANAGED CARE (14.8%)

HealthSource, Inc. (b)                                 208,600    $  6,575,838       $  7,509,600
Oxford Health Plans, Inc. (b)                          104,000       6,968,442          7,683,000
United Healthcare Corp.                                 86,600       5,528,231          5,672,300
                                                                   ------------------------------
                                                                    19,072,511         20,864,900
                                                                   ------------------------------

  MEDICAL DEVICES/DRUGS (16.3%)

Biogen, Inc. (b)                                        80,000       5,056,250          4,920,000
Boston Scientific Corp. (b)                            158,700       6,765,078          7,776,300
Genzyme Corp. (b)                                       95,200       5,433,378          5,938,100
Medtronic, Inc.                                         75,700       4,332,008          4,229,737
                                                                   ------------------------------
                                                                    21,586,714         22,864,137
                                                                   ------------------------------

  MISCELLANEOUS (1.7%)

First Data Corp.                                        35,000       2,374,155          2,340,625

  RESTAURANTS (9.2%)

Boston Chicken, Inc. (b)                               194,100       6,613,377          6,235,463
Starbucks Corp. (b)                                    322,300       6,952,235          6,768,300
                                                                   ------------------------------
                                                                    13,565,612         13,003,763
                                                                   ------------------------------

  RETAIL (28.4%)

AutoZone, Inc. (b)                                     181,600       5,295,456          5,243,700
Home Depot, Inc.                                       178,283       7,668,864          8,535,299
Lowe's Companies, Inc.                                 176,800       5,646,317          5,922,800
Office Depot, Inc. (b)                                 193,675       5,357,050          3,825,081
OfficeMax, Inc. (b)                                    184,850       4,188,701          4,136,019
PetSmart, Inc. (b)                                     154,950       4,924,776          4,803,450
Staples, Inc. (b)                                      306,975       8,400,713          7,482,516
                                                                   ------------------------------
                                                                    41,481,877         39,948,865
                                                                   ------------------------------

  TELECOMMUNICATION INFRASTRUCTURE (5.5%)

LM Ericsson Telephone Co. (ADR)*                       214,400       4,837,400          4,180,800
Motorola, Inc.                                          37,400       2,282,709          2,131,800
Tellabs Inc. (b)                                        40,000       1,550,640          1,480,000
                                                                   ------------------------------
                                                                     8,670,749          7,792,600
                                                                   ------------------------------



See accompanying notes to schedule of investments.





SCHEDULE OF INVESTMENTS (CONCLUDED)

JUNDT GROWTH FUND, INC.                                                         DECEMBER 31, 1995
  COMMON STOCKS (CONCLUDED)

INDUSTRY                                                NUMBER                             MARKET
DESCRIPTION AND ISSUE                                OF SHARES            COST          VALUE (a)
  WIRELESS/TELECOMMUNICATION SERVICES (18.2%)

Airtouch Communications, Inc. (b)                      227,400    $  6,432,009       $  6,424,050
Mobile Telecommunications Technologies Corp. (b)       115,300       3,015,450          2,464,538
Paging Network, Inc. (b)                               131,600       3,322,900          3,207,750
Telephone & Data Systems, Inc.                          51,800       2,046,865          2,046,100
Vodafone Group PLC (ADR)*                              121,900       4,179,342          4,296,975
WorldCom, Inc. (b)                                     201,500       5,878,659          7,102,875
                                                                   ------------------------------
                                                                    24,875,225         25,542,288
                                                                   ------------------------------

TOTAL COMMON STOCKS (146.1%)                                       207,966,926        205,447,446

  SHORT-TERM SECURITIES

                                                     PRINCIPAL                             MARKET
ISSUE                                                   AMOUNT            COST          VALUE (A)

  REPURCHASE AGREEMENT (0.7%) (NOTE 2)

Repurchase agreement with Morgan
Stanley & Co., Incorporated,
5.80% acquired on 12/28/95 and due
1/02/1996 with accrued interest of
$817 (collateralized by $910,000
U.S. Treasury Bond 7.25%, 5/15/2016,
value including accrued interest,
$1,034,306)                                       $  1,014,000       1,014,000          1,014,000

  MONEY MARKET FUNDS (0.0%)

Investment in Prime Value Funds Treasury Fund            6,981           6,981              6,981
                                                                   ------------------------------

TOTAL SHORT-TERM SECURITIES (0.7%)                                   1,020,981          1,020,981

Total investments in securities (146.8%)                          $208,987,907(c)     206,468,427
                                                                   ===========
Liabilities in excess of other assets (-46.8%)                                        (65,826,369)
                                                                                      -----------
NET ASSETS (100.0%)                                                                  $140,642,058
                                                                                      ===========


Notes to Schedule of Investments:
    *American Depositary Receipt (ADR).
  (a)Securities are valued by procedures described in note 2 to the financial statements.
  (b)Presently non-income producing.
  (c)Cost for federal income tax purposes at December 31, 1995 was $210,152,630. The aggregate gross unrealized depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation         $  6,853,078
     Gross unrealized depreciation          (10,537,281)
                                            -----------
     Net unrealized depreciation           $ (3,684,203)
                                            ===========

FINANCIAL STATEMENTS

JUNDT GROWTH FUND, INC.                                                                                DECEMBER 31, 1995

STATEMENT OF ASSETS AND LIABILITIES
ASSETS              Investments in securities, at market value (note 2)
                       including repurchase agreement of $1,014,000
                       (identified cost: $208,987,907)                                                      $206,468,427
                    Cash                                                                                           3,000
                    Receivable for capital shares sold                                                             1,492
                    Dividends and accrued interest receivable                                                    117,769
                    Prepaid expenses                                                                              29,967
                                                                                                             -----------
                            Total assets                                                                     206,620,655
                                                                                                             -----------



LIABILITIES         Payable for capital shares redeemed                                                       65,556,384
                    Accrued investment management fee (note 4)                                                   205,729
                    Accrued administrative fee (note 4)                                                           50,774
                    Accrued expenses and other liabilities                                                       165,710
                                                                                                             -----------
                            Total liabilities                                                                 65,978,597
                                                                                                             -----------
                    Net assets applicable to outstanding capital stock                                      $140,642,058
                                                                                                             ===========
                    Represented by:
                       Capital stock-authorized 1,000,000,000 shares of $.01 par value;
                          outstanding, 11,766,102 shares                                                    $    117,661
                       Additional paid-in capital                                                            143,644,447
                       Accumulated net realized loss on investments                                             (600,570)
                       Unrealized depreciation of investments                                                 (2,519,480)
                                                                                                             -----------
                    Total, representing net assets applicable to outstanding capital stock                  $140,642,058
                                                                                                             ===========



NET ASSET VALUE     Net asset value per share of outstanding capital stock                                        $11.95
                                                                                                                   =====



See accompanying notes to financial statements.

FINANCIAL STATEMENTS (CONTINUED)


JUNDT GROWTH FUND, INC.                                                                                DECEMBER 31, 1995

STATEMENT OF OPERATIONS
                                                                                            Year Ended December 31, 1995
INCOME              Interest                                                                                $  1,568,300
                    Dividends (net of foreign withholding taxes of $34,517)                                      581,774
                                                                                                             -----------
                                                                                                               2,150,074
                                                                                                             -----------


EXPENSES            Investment management fee                                                                  2,448,177
(NOTE 4)            Administrative fee                                                                           611,386
                    Audit and legal fees                                                                         329,632
                    Custodian and transfer agent fees                                                            184,492
                    Reports to shareholders                                                                      124,841
                    Directors' fees                                                                               82,249
                    Registration fees                                                                             75,500
                    Listing fees                                                                                  24,260
                    Other expenses                                                                                45,257
                                                                                                             -----------
                              Total expenses                                                                   3,925,794
                                                                                                             -----------

                    Investment loss, net                                                                      (1,775,720)
                                                                                                             -----------



NET REALIZED AND    Net realized gain on investments (note 3)                                                 87,197,971
UNREALIZED GAIN     Net change in unrealized appreciation or depreciation on investments                     (46,279,923)
(LOSS) ON                                                                                                    -----------
INVESTMENTS                   Net gain on investments                                                         40,918,048
                                                                                                             -----------

                    Net increase in net assets resulting from operations                                    $ 39,142,328
                                                                                                             ===========


See accompanying notes to financial statements.



FINANCIAL STATEMENTS (CONCLUDED)

JUNDT GROWTH FUND, INC.                                                                                DECEMBER 31, 1995

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                             PERIOD FROM
                                                                                            YEAR ENDED     JULY 1, 1994 TO
                                                                                           DECEMBER 31,      DECEMBER 31,
                                                                                               1995              1994
OPERATIONS          Investment loss--net                                                   $ (1,775,720)    $ (1,079,093)
                    Net realized gain (loss) on investments                                  87,197,971       (2,518,189)
                    Net change in unrealized appreciation or depreciation
                       on investments                                                       (46,279,923)      29,802,048
                                                                                            ----------------------------
                    Net increase in net assets resulting from operations                     39,142,328       26,204,766
                                                                                            ----------------------------


DISTRIBUTIONS       Realized capital gains--net                                             (83,541,012)              --
TO SHAREHOLDERS     Tax return of capital                                                            --       (5,079,628)
                                                                                            ----------------------------
                    Total distributions to shareholders                                     (83,541,012)      (5,079,628)
                                                                                            ----------------------------


CAPITAL SHARE       Net decrease from capital share transactions (note 5)                   (38,275,968)              --
TRANSACTIONS                                                                                ----------------------------


NET ASSETS          Total increase (decrease) in net assets                                 (82,674,652)      21,125,138
                    Net assets at beginning of period                                       223,316,710      202,191,572
                                                                                            ----------------------------
                    Net assets at end of period                                            $140,642,058     $223,316,710
                                                                                            ============================



See accompanying notes to financial statements.





NOTES TO FINANCIAL STATEMENTS


JUNDT GROWTH FUND, INC.                                      DECEMBER 31, 1995

1.ORGANIZATION
The Jundt Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund was incorporated under the laws of the State of Minnesota on May 20, 1991 and originally commenced operations on September 3, 1991 as a closed-end investment company. The Fund converted to an open-end investment company immediately following the close of business on the New York Stock Exchange on December 28, 1995 (the "Open-End Conversion"). Effective upon the Open-End Conversion, the Fund offers its shares of common stock in four classes (Class A, Class B, Class C and Class D). Shares of Class A and Class D are sold with a front-end sales charge and sales of greater than $1,000,000 may be subject to a contingent deferred sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C shares also bear certain expenses related to the distribution of such shares. Shareholder servicing costs attributable solely to a particular class will be allocated to such class. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures.

Also, effective upon the Open-End Conversion, each issued and outstanding Fund share was converted to a Class A share of the open-end Fund. No public sales of Class B, Class C or Class D shares were made prior to December 31, 1995. The Fund's investment objective is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies that are believed by Jundt Associates, Inc. (the "Adviser") to have significant potential for growth in revenue and earnings.


2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The significant accounting policies followed by the Fund are as follows:

Investment in Securities
Investments in securities traded on U.S. securities exchanges or included in a national market system are valued at the last quoted sales price as of the close of business on the date of valuation or, lacking any sales, at the mean between the most recently quoted bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Other securities for which market quotations are not readily available are valued at fair value in good faith by or under the direction of the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

JUNDT GROWTH FUND, INC.                                      DECEMBER 31, 1995


Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.

Federal Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intends to distribute all of its investment company taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar year basis, the Fund will make sufficient distributions of its net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Fund. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net investment loss has been decreased by $1,775,720 and accumulated net realized gain on investments has been decreased by $1,405,720, resulting in a reclassification adjustment to decrease paid-in capital by $370,000. These reclassifications have no effect on net assets or net asset value per share.

Repurchase Agreements
The Fund invests in U.S. Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

Distributions to Shareholders
Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or reinvested in additional shares of the Fund.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


JUNDT GROWTH FUND, INC.                                      DECEMBER 31, 1995


3.INVESTMENT SECURITY TRANSACTIONS
Purchases of securities and proceeds from sales, other than temporary investments in short-term securities, for the year ended December 31, 1995 were $334,490,660 and $390,599,317, respectively.


4.INVESTMENT ADVISORY AND ADMINISTRATION
AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an investment advisory agreement with the Adviser. The Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly investment management fee calculated at the annualized rate of 1% of the Fund's average net assets. The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. The Adviser's obligation to reimburse the Fund is limited to the amount of the investment management fee.

The Fund has entered into an administration agreement with Princeton Administrators, L.P. (the "Administrator") which provided the Administrator, prior to the Open-End Conversion, with a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets not exceeding $300,000,000 and 0.20% of the average weekly net assets in excess of $300,000,000, subject to an annual minimum fee of $150,000.

Effective upon the Open-End Conversion, the administration agreement provides the Administrator with a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the Fund's average daily net assets not exceeding $600,000,000 and 0.175% of the Fund's average daily net assets in excess of $600,000,000, subject to an annual minimum fee of $125,000. For its fee, the Administrator provides certain administrative, accounting, clerical and record keeping services for the Fund.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


JUNDT GROWTH FUND, INC.                                      DECEMBER 31, 1995


Effective upon the Open-End Conversion, the Fund has entered into a distribution agreement with U.S. Growth Investments, Inc. (the "Distributor"), an affiliate of the Adviser. The Distributor serves as the principal underwriter of the Fund's shares. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      ACCOUNT     DISTRIBUTION
                                  MAINTENANCE FEE     FEE

Class B                                 0.25%         0.75%
Class C                                 0.25%         0.75%
Class D                                 0.25%           -


In addition to the investment management fee, the administrative fee and account maintenance and distribution fees, the Fund is responsible for paying most other operating expenses, including directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance and other miscellaneous expenses.

Legal fees of $297,084 (of which $226,587 are a result of the conversion) for the period ended December 31, 1995 were paid to a law firm of which the secretary of the Fund is a partner. Certain officers and/or directors of the Fund are officers and/or directors of the Adviser and/or the Distributor.

5.CAPITAL SHARE TRANSACTIONS
Net decrease in net assets from capital share transactions was $38,275,968 for the year ended December 31, 1995. Transactions in capital shares for each class were as follows:


                                                      DOLLAR
CLASS A                                SHARES         AMOUNT

Shares sold                               376   $      4,492
Shares issued to
shareholders in
reinvestment of
dividends                           2,311,519     27,275,924
                                 ---------------------------
Total issued                        2,311,895     27,280,416
Shares redeemed                    (5,485,890)   (65,556,384)
                                 ---------------------------
Net decrease                       (3,173,995)  $(38,275,968)
                                 ===========================


Approximately 84 shares ($1,000) of each of Class B, Class C and
Class D were sold to the principal shareholder of the Adviser in connection with the Open-End Conversion and are included in sales of Class A shares above.



NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


JUNDT GROWTH FUND, INC.                                      DECEMBER 31, 1995


6. FINANCIAL HIGHLIGHTS
Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated are as follows:

                                                                     PERIOD                                       PERIOD
 PER SHARE DATA                                   YEAR ENDED   FROM 7/01/94     YEAR ENDED     YEAR ENDED    FROM 9/3/91*
                                                    12/31/95    TO 12/31/94        6/30/94        6/30/93     TO 6/30/92
Net asset value, beginning of period                  $14.95         $13.53         $15.10         $13.78         $14.07
                                                   ---------------------------------------------------------------------
Operations:
 Investment income (loss)--net                         (0.12)         (0.07)         (0.11)         (0.05)          0.13
 Net realized and unrealized gain (loss)
 on investments                                         2.71           1.83          (0.57)          1.38          (0.30)
                                                   ---------------------------------------------------------------------
Total from operations                                   2.59           1.76          (0.68)          1.33          (0.17)
Distributions to shareholders:
 From investment income--net                              --             --             --          (0.01)         (0.12)
 From realized capital gains--net                      (5.59)            --          (0.52)            --             --
 Tax return of capital                                    --          (0.34)         (0.37)            --             --
                                                   ---------------------------------------------------------------------
Net asset value, end of period                        $11.95         $14.95         $13.53         $15.10         $13.78
                                                   =====================================================================
Total investment return(1)                            17.81%         13.06%        (4.53)%          9.64%        (1.30)%
Net assets at end of period (000's omitted)         $140,642       $223,317       $202,192       $473,768       $465,055
Ratio of expenses to average net assets                1.60%          1.58%(2)       1.55%          1.40%          1.37%(2)
Ratio of net investment income (loss) to
average net assets                                   (0.72)%        (0.98)%(2)     (0.63)%        (0.36)%          1.05%(2)
Portfolio turnover rate (excluding short-term
securities)                                             155%            19%            70%            66%            20%
                                                   =====================================================================

  *Commencement of operations.
(1)Total investment return is based on the change in net asset value of a share during the period, assumes reinvestment of distributions and excludes the effects of sales loads. Total investment returns prior to December 29, 1995 reflect performance of the Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund, the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.
(2)Adjusted to an annual basis.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

JUNDT GROWTH FUND, INC.                                      DECEMBER 31, 1995

THE BOARD OF DIRECTORS AND SHAREHOLDERS:
       We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of The Jundt Growth Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the six-month period ended December 31, 1994 and the financial highlights for the periods presented in footnote 6 to the financial statements. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
       In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Jundt Growth Fund, Inc. as of December 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and the six-month period ended December 31, 1994 and the financial highlights for the periods presented in footnote 6 to the financial statements, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
February 2, 1996
</AUDIT-REPORT>

FEDERAL TAX INFORMATION (UNAUDITED)

JUNDT GROWTH FUND, INC.                                      DECEMBER 31, 1995


Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended December 31, 1995 shown below. Shareholders should consult a tax adviser on how to report these distributions for federal and state income tax purposes.

Per share distributions are as follows:



                                                        DOMESTIC       INTEREST        OTHER
                                                       QUALIFYING        FROM      NON-QUALIFYING     TOTAL        LONG-TERM
RECORD                                 PAYABLE          ORDINARY       FEDERAL        ORDINARY       ORDINARY       CAPITAL
DATE                                     DATE            INCOME      OBLIGATIONS       INCOME         INCOME         GAINS
December 15, 1995                 December 22, 1995     $.024729       $.045613       $.757224       $.827566      $4.764166



The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:


                      PERCENTAGE OF
QUARTER ENDED       FEDERAL OBLIGATIONS*

March 31, 1995              0.00%
June 30, 1995              13.65%
September 30, 1995         19.86%
December 31, 1995           0.00%

[FN]
*For purposes of this calculation, Federal obligations include U.S.
 Treasury Notes, U.S. Treasury Bills, and U.S. Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

INVESTMENT ADVISOR
Jundt Associates, Inc.
1550 Utica Avenue South
Minneapolis, MN 55416


ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9011
Princeton, NJ 08543


TRANSFER AGENT
National Financial Data Services
P.O. Box 419168
Kansas City, MO 64141-6168
1-800-370-0612


CUSTODIAN
Norwest Bank Minnesota, N.A.
Sixth & Marquette
Minneapolis, MN 55479


INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
4200 Norwest Center
Minneapolis, MN 55402


LEGAL COUNSEL
Faegre & Benson Professional
 Limited Liability Partnership
2200 Norwest Center
Minneapolis, MN 55402